UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 9, 2006

AFFIRMATIVE INSURANCE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50795	75-2770432
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation		Identification Number)

4450 Sojourn Drive, Suite 500
Addison, Texas		75001
(Address of principal		(Zip code)
executive offices)
(972) 728-6300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition.
On November 9, 2006, we issued a press release announcing our results of operations for the quarter ended September 30, 2006. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2.02.
On November 10, 2006, we held a conference call at 11:00 a.m. Eastern time (10:00 a.m. Central time) on our results of operations for the quarter ended September 30, 2006. The transcript of the conference call is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference into this Item 2.02.
Item 7.01. Regulation FD Disclosure.
On November 9, 2006, we issued a press release announcing our results of operations for the quarter ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.
On November 10, 2006, we held a conference call at 11:00 a.m. Eastern time (10:00 a.m. Central time) on our results of operations for the quarter ended September 30, 2006. The transcript of the conference call is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.
On November 10, 2006, we issued a press release regarding our declaration of a quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.3 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Number	Exhibit

99.1*	Press release announcing our results of operations for the quarter ended September 30, 2006 dated November 9, 2006.
99.2*	Transcript of the conference call held on November 10, 2006.
99.3*	Press release announcing quarterly dividend dated November 10, 2006.

*	Filed herewith.
The information furnished pursuant to this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into any of our filings with the SEC under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.
By:	/s/ MARK E. PAPE
Mark E. Pape
Executive Vice President and Chief Financial Officer

Date: November 14, 2006

Number	Exhibit

99.1*	Press release announcing our results of operations for the quarter ended September 30, 2006 dated November 9, 2006.
99.2*	Transcript of the conference call held on November 10, 2006.
99.3*	Press release announcing quarterly dividend dated November 10, 2006.

*	Filed herewith